                                                                   EXHIBIT 10.90

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                          REGISTRATION RIGHTS AGREEMENT


                                  by and among


                              BECKER VENTURES, LLC,

                      CANADA PENSION PLAN IVESTMENT BOARD,

                     COMERICA CAPITAL ADVISORS INCORPORATED,

                  DRESDNER KLEINWORT CAPITAL PARTNERS 2001 LP,

                           MASCO CAPITAL CORPORATION,

                      MESIROW CAPITAL PARTNERS VIII, L.P.,

                             ML IBK POSITIONS, INC.,

                                       and

                          COLLINS & AIKMAN CORPORATION



                         ------------------------------

                            Dated: December 20, 2001

                         ------------------------------




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

                                                 TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    DEFINITIONS

1.1        Definitions........................................................................................1

                                                    ARTICLE II

                                   GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT

2.1        Grant of Rights....................................................................................4
2.2        Registrable Securities.............................................................................4
2.3        Holders of Registrable Securities..................................................................5

                                                    ARTICLE III

                                                    [RESERVED]


                                                    ARTICLE IV

                                      INCIDENTAL OR "PIGGY-BACK" REGISTRATION

4.1        Request for Incidental Registration................................................................5
4.2        Expenses...........................................................................................7

                                                     ARTICLE V

                                                HOLDBACK AGREEMENTS

5.1        Restrictions on Public Sale by Designated Holders..................................................7
5.2        Restrictions on Public Sale by the Company.........................................................7

                                                    ARTICLE VI

                                              REGISTRATION PROCEDURES

6.1        Obligations of the Company.........................................................................8
6.2        Seller Information................................................................................11
6.3        Notice to Discontinue.............................................................................12
6.4        Registration Expenses.............................................................................12



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                                                    ARTICLE VII

                                           INDEMNIFICATION; CONTRIBUTION

7.1        Indemnification by the Company....................................................................13
7.2        Indemnification by Investors......................................................................14
7.3        Conduct of Indemnification Proceedings............................................................14
7.4        Contribution......................................................................................15

                                                   ARTICLE VIII

                                                     COVENANTS

8.1        Rule 144..........................................................................................16
8.2        Wasserstein and Blackstone Priority of Sale.......................................................16

                                                    ARTICLE IX

                                                   MISCELLANEOUS

9.1        Recapitalizations, Exchanges, etc.................................................................17
9.2        No Inconsistent Agreements........................................................................17
9.3        Remedies..........................................................................................18
9.4        Notices...........................................................................................18
9.5        Successors and Assigns; Third Party Beneficiaries.................................................19
9.6        Amendments and Waivers............................................................................20
9.7        Counterparts......................................................................................20
9.8        Headings..........................................................................................20
9.9        GOVERNING LAW.....................................................................................20
9.10       Severability......................................................................................20
9.11       Rules of Construction.............................................................................20
9.12       Entire Agreement..................................................................................20
9.13       Further Assurances................................................................................21
9.14       Other Agreements..................................................................................21

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated December 20, 2001, by and among Collins & Aikman Corporation, a Delaware corporation (the "Company"), and Becker Ventures, LLC, Canada Pension Plan Investment Board, Comerica Capital Advisors Incorporated, Dresdner Kleinwort Capital Partners 2001 LP, Masco Capital Corporation, Mesirow Capital Partners VIII, L.P. and ML IBK Positions, Inc. (collectively, the "Investors").

                  WHEREAS, pursuant to the Subscription Agreements (the "Subscription Agreements"), each dated December 11, 2001, by and between the Company and an Investor, the Company is selling the shares, par value $0.01 per share, of common stock (the "Common Stock") of the Company identified therein;

                  WHEREAS, in order to induce each of the Investors to purchase its shares of Common Stock as provided in the Subscription Agreements described above, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


                  1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                  "Becker Investors" has the meaning set forth in the Second Rights Agreement as such term is defined therein on the date of this Agreement.

                  "Blackstone Holders" has the meaning set forth in the Existing Registration Rights Agreement as such term is defined therein on the date of this Agreement.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Common Stock" has the meaning set forth in the preamble to this Agreement or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

                  "Company" has the meaning set forth in the preamble to this Agreement and shall mean any successor thereto that has issued securities in exchange for any Common Stock in connection with any merger or consolidation in which securities of the Company are converted or exchanged, in whole or in part, into such securities.

                  "Company Offering" has the meaning set forth in Section 4.1.

                  "Company Underwriter" has the meaning set forth in Section
4.1.

                  "Demand Registration" has the meaning set forth in Section 3.1 of the Existing Registration Rights Agreement, the Second Registration Rights Agreement and the Textron Rights Agreement.

                  "Designated Holder" means each of the Investors and any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 9.5, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Existing Registration Rights Agreement" means the Registration Rights Agreement dated February 23, 2001 among Blackstone Capital Company II, L.L.C., Heartland Industrial Partners, L.P. and the other named Heartland Entities, Wasserstein/C&A Holdings, L.L.C. and the Company, as amended, modified or supplemented in accordance with its terms to the extent any such amendment, modification or supplement does not affect the rights or priorities of the Investors hereunder in an adverse manner.

                  "Holder's Counsel" has the meaning set forth in Section
6.1(a).

                  "Incidental Registration" has the meaning set forth in Section 4.1.

                  "Indemnified Party" has the meaning set forth in Section 7.3.

                  "Indemnifying Party" has the meaning set forth in Section 7.3.

                  "Inspector" has the meaning set forth in Section 6.1(g).

                  "Investors" has the meaning set forth in the preamble to this Agreement and shall include any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 9.5, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

                  "Joan Investors" has the meaning set forth in the Second Rights Agreement as such term is defined therein on the date of the Purchase Agreement (other than immaterial changes to related persons, such as trusts and family members, made prior to the date hereof, in the "Permitted Transferee" definition in the Second Rights Agreement).

                  "Liability" has the meaning set forth in Section 7.1.

                  "Majority of Investors" means the Investors holding a majority of the Registrable Securities held by all Investors.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Non-Designated Stockholder" has the meaning set forth in
Section 4.1.

                  "Non-Designated Stockholder Offering" has the meaning set forth in Section 4.1.

                  "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Purchase Agreement" means the Purchase Agreement dated August 7, 2001 among the Company, Textron Inc. and Collins & Aikman Products Co., as the same may be amended, modified or waived from time to time.

                  "Records" has the meaning set forth in Section 6.1(g).

                  "Registrable Securities" means, subject to Section 2.2, each of the following: (a) any and all shares of Common Stock acquired by the Investors and originally issued pursuant to the Subscription Agreements and (b) any securities issued or issuable to any Investor with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any securities issuable upon conversion, exercise or exchange thereof.

                  "Registration Expenses" has the meaning set forth in Section 6.4.

                  "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                  "Second Rights Agreement" means the Registration Rights Agreement dated July 3, 2001 among the Becker Investors, the Joan Investors and the Company, as amended, modified or supplemented in accordance with its terms to the extent any such amendment, modification or supplement does not affect the rights or priorities of the Investors hereunder in an adverse manner.

                  "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Textron Investors" has the meaning set forth in the Textron Rights Agreement as such term is defined therein on the date of this Agreement.

                  "Textron Rights Agreement" means the Registration Rights Agreement dated the date hereof among the Textron Investors and the Company, as amended, modified or supplemented in accordance with its terms to the extent any such amendment, modification or supplement does not affect the rights or priorities of the Investors hereunder in an adverse manner.

                  "Wasserstein Holders" has the meaning set forth in the Existing Registration Rights Agreement as such term is defined therein on the date of this Agreement.


                                   ARTICLE II

                  GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT


                  2.1 Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

                  2.2 Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when
(i) a Registration Statement covering such securities has been declared effective under the Securities Act by the Commission and such securities have been disposed of pursuant to such effective Registration Statement or (ii) with respect to a Designated Holder, the entire amount of such Designated Holder's Registrable Securities may be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company and such Designated Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act

                  2.3 Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.


                                   ARTICLE III

                                   [RESERVED]



                                   ARTICLE IV

                     INCIDENTAL OR "PIGGY-BACK" REGISTRATION


                  4.1 Request for Incidental Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto or in connection with an offering made exclusively to stockholders of the Company generally) (a "Company Offering") or for the account of any stockholder of the Company other than the Investors (each such Stockholder, a "Non-Designated Stockholder" and such offering a "Non-Designated Stockholder Offering"), then the Company shall give written notice of such proposed filing to each of the Investors at least ten (10) Business Days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Investors the opportunity to register the number of Registrable Securities held by such Investor as each such Investor may request (an "Incidental Registration"). The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Investors who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the securities of such Non-Designated Stockholders, as the case may be, included therein. In connection with any Incidental Registration under this Section 4.1 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Investors thereof accept the terms of the underwritten offering as agreed upon between the Company, such Non-Designated Stockholders, if any, and the Company Underwriter (including execution of an escrow agreement and/or a power of attorney with respect to the disposition of the Registrable Securities), and then, subject to this Section 4.1, only in such quantity as the Company Underwriter believes will not jeopardize the success of such offering. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Investors have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration the Registrable Securities only to the extent of the amount of Registrable Securities that the Company Underwriter believes may be sold without causing such material adverse effect, (i) in the case of a Company Offering: first, all of the securities to be offered for the account of the Company; second, any securities to be offered for the account of Blackstone Holders and Wasserstein Holders as required by the Existing Registration Rights Agreement (as such requirements are in effect on the date hereof) based on the requirements of the Existing Registration Rights Agreement (as such requirements are in effect on the date hereof); third, any securities to be offered for the account of the Becker Investors, the Joan Investors or the Textron Investors based on the requirements of the Second Rights Agreement and Textron Rights Agreement; fourth, any shares of Common Stock owned by Heartland Industrial Partners, L.P. and its Affiliates and transferees and any Registrable Securities owned by the Investors pro rata based on the number of such securities then owned by each; and fifth, any securities to be offered for the account of any other Person; and
(ii) in the case of a Non-Designated Stockholder Offering: first, the securities to be offered for the account of Blackstone Holders and Wasserstein Holders based on the requirements of the Existing Registration Rights Agreement (as such requirements are in effect on the date hereof); second, all of the securities to be offered by such Persons as are exercising demand registration rights (other than Heartland Industrial Partners, L.P. and its Affiliates) and all of the securities of the Textron Investors in respect of their rights, if any, as "Priority Holders" under the Second Rights Agreement based on the requirements of the Existing Registration Rights Agreement, the Second Rights Agreement and the Textron Rights Agreement (as such requirements are in effect on the date hereof); third, all of the securities to be offered for the account of the Company; fourth, any securities requested to be included in such offering by the Textron Investors, the Becker Investors or the Joan Investors based on the requirements of the Second Rights Agreement and the Textron Rights Agreement (as such requirements are in effect on the date hereof); and fifth, any shares of Common Stock owned by

Heartland Industrial Partners, L.P. and its Affiliates and any Registrable Securities owned by the Investors pro rata based on the number of such securities then owned by each. Nothing in this Section 4.1 shall create any liability on the part of the Company or any other person to the Investors if the Company, for any reason, decides not to file a Registration Statement proposed to be filed pursuant to this Section 4.1 or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that an Investor may have taken, whether as a result of the issuance by the Company of any notice under this Section 4.1 or otherwise.

                  4.2 Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Article IV, whether or not such Incidental Registration becomes effective.


                                    ARTICLE V

                               HOLDBACK AGREEMENTS


                  5.1 Restrictions on Public Sale by Designated Holders. To the extent requested (A) by the Company, in the case of a non-underwritten public offering and (B) by the Company Underwriter, in the case of an underwritten public offering, each Investor agrees not to effect any sale or distribution of any Common Stock or of any securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act, or offer to sell, contract to sell (including without limitation any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of Common Stock during the 120-day or, following the second anniversary of the date hereof, 90-day period (or such shorter period, if any, agreed to by the requesting party) beginning on the effective date of any Registration Statement for such underwritten public offering (except as part of such registration). The Investors shall be relieved from any obligation provided for in this Section to the extent that the Company or any holder of 5% or more of the outstanding shares of Common Stock of the Company (or any person within the common control of any such person or a family member of any such person) subject to a registration rights agreement with the Company shall be released from any obligation similar to the foregoing.

                  5.2 Restrictions on Public Sale by the Company. The Company agrees (a) not to effect any sale or distribution of any Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Investors are participating and ending on (x) the date on which all Registrable Securities registered on such Registration Statement are sold (except as part of such registration) or (y) in the case of an underwritten offering, on the 90th day (or such shorter period as may be agreed to by the Investors or by the managing underwriter) after the effective date of any such Registration Statement relating to a Demand Registration; provided that the Company shall be relieved of any such obligation to the extent the Investors or any holder of 5% or more of the outstanding shares of Common Stock is relieved of any such obligation, and (b) to use commercially reasonable efforts to cause its directors, executive officers and each beneficial owner of 5% or more of the outstanding shares of Common Stock of the Company (other than the Blackstone Investors or the Wasserstein Investors) to agree not to effect any public sale or distribution of any Common Stock (or securities convertible or exchangeable therefor) of the Company owned or controlled by them or their respective family members at a time when the Company is restricted under the preceding clause (a), except under such Registration Statement.


                                   ARTICLE VI

                            REGISTRATION PROCEDURES


                  6.1 Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Investors holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with a reasonably adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 90 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                  (c) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for as long as required pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to as a result of such registration or qualification (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.1(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                  (e) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (f) enter into and perform customary agreements (including an underwriting agreement in customary form with the Company Underwriter, if any) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (g) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (h) if such sale is pursuant to an underwritten offering, cause to be delivered "cold comfort" letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

                  (i) if such sale is pursuant to an underwritten offering, cause to be furnished, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

                  (j) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) cause all such Registrable Securities to be listed on each securities exchange or quoted on the quotation system on which similar securities issued by the Company are then listed or quoted, provided that the applicable listing requirements are satisfied, which requirements the Company shall use reasonable best efforts to satisfy;

                  (l) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Article IV hereunder;

                  (m) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (n) make officers available to participate in customary road shows and other informational meetings as reasonably requested by any Company Underwriter; and

                  (o) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

                  6.2 Seller Information. (a) It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of any Investor in a Registration

Statement pursuant to this Agreement that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, any other securities of the Company held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities held by such Investor, including, without limitation, all information required to be disclosed in order to make the information previously furnished to the Company by such Investor not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Investor necessary in order to make the statements therein not misleading. Any such information shall be provided to the Company within any reasonable time period requested by the Company.

                  (b) Each Investor shall notify the Company, at any time when a prospectus is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in the applicable Registration Statement, as then in effect, in each case only with respect to information provided by such Holder, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Such Investor shall immediately upon the happening of any such event cease using such prospectus.

                  6.3 Notice to Discontinue. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.1(e) or 6.2(b), such Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Investor's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6.1(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6.1(e) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6.1(e).

                  6.4 Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification), (v) the reasonable fees, charges and disbursements of one counsel to all Investors and other selling security holders not to exceed $45,000 in respect of any one registration and
(vi) any liability insurance or other premiums for insurance obtained in connection with any Incidental Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this
Section 6.4 are referred to herein as "Registration Expenses." Investors holding Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission, underwriter's discount or commission or transfer taxes relating to registration and sale of such Designated Holder's Registrable Securities and, subject to clause (v) above, shall bear the fees and expenses of their own counsel.


                                   ARTICLE VII

                          INDEMNIFICATION; CONTRIBUTION


                  7.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor, its partners, directors, officers, shareholders, members, agents, representatives and advisors, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Investor from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), arising out of or based upon (x) any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement (as amended) or based upon any omission or alleged omission to state therein a material fact required to be stated therein or (y) any untrue, or allegedly untrue, statement of a material fact contained in any prospectus or preliminary prospectus (as amended or supplemented) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made or (z) arising out of a violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated thereunder such legislation, except insofar as such Liability (i) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Investor furnished in writing to the Company by such Investor expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 6.2 except the Company shall be liable if such untrue Statement or omission or alleged untrue Statement or omission was corrected in such registration Statement, preliminary prospectus or final prospectus (or amendment or supplement thereto) and the Company failed to deliver such corrected document under circumstances in which the obligation to do so was the responsibility of the Company, or (ii) is caused by any failure by the Designated Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Securities Act after such prospectus has been timely furnished by the Company. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investors.

                  7.2 Indemnification by Investors. Each Investor agrees to indemnify and hold harmless the Company, any underwriter retained by the Company, each of their respective officers, directors and affiliates and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Investors, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Investor furnished in writing to the Company by such Investor expressly for use in such Registration Statement or prospectus to the extent that the Liability results from the statement, alleged statement, omission or alleged omission so made in reliance upon and in conformity with such information; provided, however, that the total amount to be indemnified by such Investor pursuant to Section 7.2 shall be limited to the net proceeds received by such Investor in the offering to which the Registration Statement or prospectus relates.

                  7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing to the Indemnified Party for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability for claims that are the subject matter of such proceeding.

                  7.4 Contribution. If the indemnification provided for in this
Article 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1, 7.2 and 7.3, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Investor shall be limited to the net proceeds received by such Investor in the offering.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


                                  ARTICLE VIII

                                    COVENANTS


                  8.1 Rule 144. The Company covenants that it shall (a) make and keep public information available (as those terms are understood and defined in Rule 144), (b) file any reports required to be filed by it under the Exchange Act and (c) take such further action as each Investor of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Investor holding Registrable Securities, deliver to such Investor a written statement as to whether it has complied with such requirements.

                  8.2 Wasserstein and Blackstone Priority of Sale. Notwithstanding anything to the contrary set forth in this Agreement, in the event of any registered public offering of Common Stock in which Blackstone Holders and/or Wasserstein Holders, on the one hand, and any other stockholder of the Company (including, without limitation, any Investor), on the other hand, desire or intend to sell Common Stock, Blackstone Holders and Wasserstein Holders, pro rata based on the number of shares of Common Stock then owned by each, shall have an absolute right to sell prior to the right of any other such holder in such offering.

                                   ARTICLE IX

                                  MISCELLANEOUS


                  9.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement with the Investors on terms substantially the same as this Agreement as a condition of any such transaction.

                  9.2 No Inconsistent Agreements. (a) The Company represents and warrants that it has not granted to any Person, other than pursuant to the Existing Registration Rights Agreement, the Second Rights Agreement and the Textron Rights Agreement, the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Investors herein.

                  (b) The Company represents and warrants that the rights granted to Persons pursuant to the Existing Registration Rights Agreement and the Second Rights Agreement and the Textron Rights Agreement are not inconsistent with the rights granted to Persons in this Agreement in any material respect. Further, it is the Company's interpretation that in the event of an exercise by more than one party of a right to a "Demand Registration" under Section 3.1 of any of the Existing Registration Rights Agreement, the Second Rights Agreement or the Textron Rights Agreement, only the party or group that is first in time to exercise such demand will be considered by the Company to have made a Demand Registration under the applicable agreement and all others will be considered by the Company to be exercising incidental or piggy-back registration rights (except as contemplated by Section 3.2 of any such agreement as such section is in effect on the date of this Agreement). The Company also represents and warrants and agrees that its right of priority as between itself and the applicable Investors are governed by Section 4.1 of this Agreement and not by those sections of the Existing Registration Rights Agreement or the Second Rights Agreement. The Company shall not enter into any agreement or modification, amendment or supplement to any existing agreement that is inconsistent with the rights granted in this Agreement or grant any additional rights to any Person with respect to securities of the Company inconsistent with the rights

Company inconsistent with the rights granted in this Agreement in any material respect. True and correct copies of the Existing Registration Rights Agreement, the Second Rights Agreement and the Textron Rights Agreement as in effect on the date hereof have been provided to the Investors. The Company acknowledges and agrees that the Investors are relying upon the Existing Registration Rights Agreement, the Second Rights Agreement and the Textron Rights Agreement as in effect on the date hereof. The Company agrees that, without the consent of a Majority of Investors, none of the Existing Registration Rights Agreement, the Second Rights Agreement or the Textron Rights Agreement will be amended or modified in a manner which is adverse to the Investors, including without limitation with respect to increasing the number of Demand Registrations, changing the first date upon which a Demand Registration may be made and eliminating or reducing holdback arrangements in a manner adverse to an offering by the Investors pursuant to the terms hereof.

                  9.3 Remedies. The Investors, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                  9.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by telecopier, courier service or personal delivery, including a copy to the counsel set forth on that page:

                  (a)    if to the Company:

                         Collins & Aikman Corporation
                         5755 New King Court
                         Troy, Michigan  48098
                         Fax:  (248) 824-1512
                         Attn: Thomas E. Evans, CEO
                         Fax:  (248) 824-1882
                         Attn: Ronald T. Lindsay, Esq., General Counsel

                         with a copy to:

                         Cahill Gordon & Reindel
                         80 Pine Street
                         17th Floor
                         New York, New York  10005
                         Telecopy: (212) 269-5420
                         Attention: W. Leslie Duffy, Esq.
                                    Jonathan A. Schaffzin, Esq.

                  (b) if to the Investors, to the address set forth on the signature page to the Subscription Agreement, including a copy to the counsel set forth on such page.

                  All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; two (2) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 9.4 designate another address or Person for receipt of notices hereunder, and the Company shall update its record books accordingly.

                  9.5 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. With respect to any Registrable Security that is transferred to an Affiliate of an Investor, all rights under and the benefit of this Agreement shall be automatically transferred to such transferee who agrees in writing to be bound hereby. The incidental or "piggy-back" registration rights of the Investors contained in
Article IV hereof and the related provisions and benefits, with respect to any Registrable Security, shall be automatically transferred to any Person who is the transferee of such Registrable Security. All of the obligations of the Company hereunder shall survive any such transfer. Any assignment in violation of this Agreement shall be null and void. Except as provided in Article VII, no

Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  9.6 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) a Majority of the Investors; provided, however, that consent need not be obtained from an Investor in the case of any amendment, modification, supplement, waiver or consent that does not affect such Investor. Any such written consent (or amendment, modification, supplement, consent or waiver for which written consent of a party is not required in accordance with this Section 9.6) shall be binding upon the Company and all of the Investors.

                  9.7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  9.10 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  9.11 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                  9.12 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                  9.13 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  9.14 Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Subscription Agreement.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.

                                   COLLINS & AIKMAN CORPORATION


                                   By:  s/s Ronald T. Lindsay
                                        --------------------------------------
                                         Name:  Ronald T. Lindsay
                                         Title: Senior Vice President and
                                                General Counsel

                                   BECKER VENTURES, LLC


                                   By:  /s/ Michael E. McInerney
                                        --------------------------------------
                                         Name:  Michael E. McInerney
                                         Title: President

                                   DRESDNER KLEINWORT CAPITAL PARTNERS
                                   2001 LP


                                   By:  /s/ Alexander P. Coleman
                                        --------------------------------------
                                         Name:  Alexander P. Coleman
                                         Title: Managing Investment Partner

                                   MASCO CAPITAL CORPORATION


                                   By:  /s/ Peter T. Cracchiolo
                                        --------------------------------------
                                         Name:  Peter T. Cracchiolo
                                         Title: Vice President

                                   ML IBK POSITIONS, INC.


                                   By:  /s/ Gary M. Carlin
                                        --------------------------------------
                                         Name:  Gary M. Carlin
                                         Title: President

                                   CANADA PENSION PLAN INVESTMENT BOARD


                                   By:  /s/ John A. MacNaughton
                                        --------------------------------------
                                         Name:  John A. MacNaughton
                                         Title: President and Chief Executive
                                                Officer

                                   MESIROW CAPITAL PARTNERS VIII, L.P.


                                   By:  /s/ Marc A. Weisdorf
                                        --------------------------------------
                                        Name:  Mark A. Weisdorf
                                        Title: Vice President - Private Market
                                               Investments

                                   COMERICA CAPITAL ADVISORS, INC.


                                   By:  /s/ Thomas E. Galuhn
                                        --------------------------------------
                                        Name:  Thomas E. Galuhn
                                        Title: Senior Managing Director

                                   CANADIAN PENSION PLAN INVESTMENT BOARD


                                   By:  /s/ Robert D. Payne III
                                        --------------------------------------
                                        Name:  Robert D. Payne III
                                        Title: Managing Director